Intangible Assets, Net	6 Months Ended
Jun. 30, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets, Net
9.	Intangible assets, net
Intangible assets consist of the following:

	As of
	December 31, 2018	June 30, 2019
Cost:
Acquired right to operate an online audio/video content platform	96,129,761	96,129,761
Computer software	—	2,684,807

Total cost	96,129,761	98,814,568
Less: Accumulated amortization	(1,602,163)	(6,480,845)

Intangible assets, net	94,527,598	92,333,723

The right to operate an online audio/video content platform was acquired on November 1, 2018 through an acquisition of 100% equity interests of a company for a total cash considerations of RMB72.1 million. The acquisition was accounted for as an asset acquisition rather than a business combination as the company does not meet the criteria of a business and substantially all of the fair value of the gross assets acquired would be concentrated in a single asset, which met the screen test criteria to be an asset acquisition for the adopted ASU
2017-01.
A deferred tax liability of RMB24.0 million arising from the difference between the accounting basis and tax basis of the identifiable intangible asset is recognized and will be realized over 10 years which is in line with the acquired right’s amortization period. The recognition of the deferred tax liability related to the intangible asset in turn increases the book basis of the asset.

The acquired right to operate an online audio/video content platform with amount of RMB96.1 million is amortized over 10 years on a straight-line basis. Amortization expense recognized for the six months ended June 30, 2018 and 2019 is nil and RMB4.8 million, recorded in cost of revenues. The Company will record estimated amortization expenses of RMB4.8 million for the remainder of 2019 and RMB9.6 million for the years ending December 31, 2020, 2021, 2022 and 2023, respectively.